Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2018
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information

Note 14. Supplemental Cash Flow Information

Supplemental information relating to the accompanying consolidated and combined statements of cash flows is presented in the following table:

	As of
	December 31,

(In millions)	2018	2017	2016
Cash paid for or (received from):
Interest expense	$13	$—	$—
Income tax payments, net of refunds(1)	—	—	—
Interest and dividend income	(1)	—	(2)

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(1)	Prior to the Spin-off, all income tax payments and refunds were paid and received by ServiceMaster on our behalf.

We acquired $1 million, less than $1 million and less than $1 million of property and equipment through capital leases and other non-cash financing transactions in the years ended December 31, 2018, 2017, and 2016, respectively, which have been excluded from the accompanying consolidated and combined statements of cash flows as non-cash investing and financing activities.

On August 16, 2018, in connection with the Spin-off, we incurred long-term debt consisting of the $650 million Term Loan Facility and $350 million of 2026 Notes as partial consideration for the contribution of the Separated Business to us. We did not receive any cash proceeds as a result of these transactions, and they are not reflected in the accompanying consolidated and combined statements of cash flows.